UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2008

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28238	54-1521616
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

516 Herndon Parkway, Suite A, Herndon, Virginia 20170
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (703) 464-5495

___________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01

Other Events

Guardian Technologies International, Inc. (the “Company”), following the filing, on the May 20, 2008, of the Company’s Form 10-Q for the quarter ended March 31, 2008 provided notice to: (i) holders of the Company’s outstanding Series A 10% Senior Convertible Debentures due November 7, 2008 (“Series A Debentures”) issued November 8, 2006 and April 12, 2007, (ii) holders of the Company’s outstanding Series D Common Stock Purchase Warrants (“Series D Warrants”) issued November 8, 2006, and (iii) holders of the Company’s outstanding Placement Agent’s Warrants issued November 8, 2006 (the “Placement Agent’s Warrants”), that the conversion price of the Company’s outstanding Series A Debentures and the exercise price of the Series D Warrants and Placement Agent’s Warrants have been reset to a price of $0.4089 per share effective April 1, 2008.

This represents the final adjustment pursuant to the milestone reset provisions of the Series A Debentures, Series D Warrants and Placement Agent’s Warrants.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
Date: May 23, 2008	By: /s/ Michael W. Trudnak Chief Executive Officer

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